Exhibit 99.6

JOINDER AND AMENDMENT TO AND CONFIRMATION OF GUARANTEES
AND SECURITY AGREEMENTS

THIS JOINDER AND AMENDMENT TO AND CONFIRMATION OF GUARANTEES AND SECURITY AGREEMENTS (this “Confirmation”) is made and entered into as of June 20, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (“Guarantor”), each of the parties identified on the signature page hereof as a Tenant (jointly and severally, “Tenant”), each of the parties identified on the signature page hereof as a Subtenant (collectively, “Subtenants”) and each of the parties identified on the signature page hereof as a Landlord (collectively, “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009 (as the same has been amended, restated or otherwise modified from time to time, “Amended Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, certain property, all as more particularly described in Amended Lease No. 2; and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 2 are guaranteed by (i) that certain Amended and Restated Guaranty Agreement (Lease No. 2), dated as of August 4, 2009, made by Guarantor for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Parent Guaranty”); and (ii) that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 2), dated as of August 4, 2009, made by Subtenants for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Guaranty”; and, together with the Parent Guaranty, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 2 are secured by (i) that certain Amended and Restated Subtenant Security Agreement (Lease No. 2), dated as of August 4, 2009, by and among Subtenants and Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); and (ii) that certain Amended and Restated Security Agreement (Lease No. 2), dated as of August 4, 2009, by and among Tenant and Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”; and together with the Subtenant Security Agreement, collectively, the “Security Agreements”); and

WHEREAS, pursuant to that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of the date hereof (the “Third Amendment”), Amended Lease No. 2 is being amended to add thereto that certain property located at 1005 Elysian Place, Chesapeake, Virginia (the “Chesapeake Property”), all as more particularly described in the Third Amendment; and

WHEREAS, FSQC Trust is entering into a Sublease Agreement (as the same may be amended, restated or otherwise modified from time to time, the “VA Sublease”) with Five Star Quality Care-VA, LLC, a Delaware limited liability company and an affiliate of FSQC Trust (the “VA Subtenant”), with respect to the Chesapeake Property; and

WHEREAS, in connection with the foregoing, and as a condition precedent to the execution of the Third Amendment by Landlord, Landlord has required that the VA Subtenant join the Subtenant Guarantee and Subtenant Security Agreement, and that the parties hereto confirm that the Guarantees and the Security Agreements remain in full force and effect and apply to Amended Lease No. 2 as amended by the Third Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.             Joinder to Subtenant Guarantee.  The VA Subtenant hereby joins in the Subtenant Guarantee as if the VA Subtenant had originally executed and delivered the Subtenant Guarantee as a Subtenant Guarantor thereunder.  From and after the date hereof, all references in the Subtenant Guarantee to the Subtenant Guarantors shall include the VA Subtenant, and the VA Subtenant shall be considered a Subtenant Guarantor for all purposes under the Subtenant Guaranty.

2.             Joinder to Subtenant Security Agreement.  The VA Subtenant hereby joins in the Subtenant Security Agreement as if the VA Subtenant had originally executed and delivered the Subtenant Security Agreement as a Subtenant thereunder.  From and after the date hereof, all references in the Subtenant Security Agreement to the Subtenants shall include the VA Subtenant and the VA Subtenant shall be considered a Subtenant for all purposes under the Subtenant Security Agreement.

3.             Amendment to Disputes Provisions in Guarantees.  Each of the Guarantees is amended by deleting Section 15 therefrom in its entirety and replacing it with Section 15 as set forth on Exhibit A attached hereto and made a part hereof.

4.             Amendment to Disputes Provisions in Security Agreements.  Each of the Security Agreements is amended by deleting Section 11 therefrom in its entirety and replacing it with Section 11 as set forth on Exhibit B attached hereto and made a part hereof.

5.             Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (a) replacing Exhibit A attached thereto with Schedule 1 attached hereto; (b) replacing Schedule 1 attached thereto with Schedule 2 attached hereto; and (c) replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

6.             Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 4 attached hereto.

7.             Confirmation of Guarantees and Security Agreements. Each of the parties to the Guarantees and the Security Agreements (including, without limitation, the VA Subtenant) hereby confirms that all references in the Guarantees and the Security Agreements to “Amended Lease No. 2” shall refer to Amended Lease No. 2 as amended by the Third Amendment, and the Guarantees and the Security Agreements, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

6.             No Impairment, Etc.  The obligations, covenants, agreements and duties of the parties under the Guarantees and Security Agreements shall not be impaired in any manner by the execution and delivery of the Third Amendment or any other amendment, change or modification to Amended Lease No. 2, and in no event shall any ratification or confirmation of such Guarantees or such Security Agreements, or the obligations, covenants, agreements and the duties of the parties under the Guarantees or the Security Agreements, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Remainder of page left intentionally blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed as a sealed instrument as of the date first above written.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

TENANT:

FIVE STAR QUALITY CARE TRUST,
FS TENANT HOLDING COMPANY TRUST,
FS COMMONWEALTH LLC, and
FS PATRIOT LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the foregoing entities

SUBTENANTS:

FIVE STAR QUALITY CARE-CA II, LLC,
FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-GHV, LLC,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-IN, LLC,
FIVE STAR QUALITY CARE-KS, LLC,
FIVE STAR QUALITY CARE-MD, LLC,
FIVE STAR QUALITY CARE-NE, INC.,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-TX, LLC,
FIVE STAR QUALITY CARE-VA, LLC,
FIVE STAR QUALITY CARE-WI, LLC,
FS LAFAYETTE TENANT TRUST,
FS LEISURE PARK TENANT TRUST,
FS LEXINGTON TENANT TRUST,
FS TENANT POOL I TRUST,
FS TENANT POOL II TRUST,
FS TENANT POOL III TRUST,
FS TENANT POOL IV TRUST, and
FSQC-AL, LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the foregoing entities

MORNINGSIDE OF ANDERSON, L.P., and MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of
the foregoing entities

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

LANDLORD:

CCC FINANCING I TRUST,
CCC INVESTMENTS I, L.L.C.,
CCC OF KENTUCKY TRUST,
CCC PUEBLO NORTE TRUST,
CCDE SENIOR LIVING LLC,
CCOP SENIOR LIVING LLC,
HRES1 PROPERTIES TRUST,
O.F.C. CORPORATION,
SNH CHS PROPERTIES TRUST,
SNH SOMERFORD PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC,
SNH/LTA PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST, and
SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:	CCC Leisure Park Corporation,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:	Crestline Ventures LLC,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING LIMITED, L.P.

By:	CCC Retirement Trust,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

EXHIBIT A

DISPUTES PROVISION — GUARANTEES

15.                               Disputes.

(a)           Any disputes, claims or controversies between the parties (i) arising out of or relating to this Guaranty, or (ii) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 15, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Guaranty, including this arbitration provision, or the declarations of trust, limited liability company agreements or bylaws of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 15.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party. For purposes of this Section 15, the term “party” shall include any direct or indirect parent of a party.

(b)           There shall be three arbitrators.  If there are only two parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten days from the date the AAA provides such list to select one of the three arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten days to select one of the three arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three arbitrators it had proposed as the second arbitrator.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)           The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)           There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)           In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of The Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)            Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)           An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)           Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)            This Section 15 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

EXHIBIT B

DISPUTES PROVISION — SECURITY AGREEMENT

Section 11.            Disputes.

(a)           Any disputes, claims or controversies between the parties (i) arising out of or relating to this Agreement, or (ii) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 11, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration provision, or the declarations of trust, limited liability company agreements or bylaws of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 11.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party. For purposes of this Section 11, the term “party” shall include any direct or indirect parent of a party.

(b)           There shall be three arbitrators.  If there are only two parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten days from the date the AAA provides such list to select one of the three arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten days to select one of the three arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three arbitrators it had proposed as the second arbitrator.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)           The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)           There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)           In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of The Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)            Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)           An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)           Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)            This Section 11 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

SCHEDULE 1

EXHIBIT A

SUBLEASES

1.             Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.             Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

3.             Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, and FS Leisure Park Tenant Trust, a Maryland business trust, as amended by that certain Letter Agreement dated June 30, 2008 by and among FS Tenant Holding Company Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among FS Tenant Holding Company Trust, as sublandlord and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.             Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, and FS Lafayette Tenant Trust, a Maryland business trust, as amended by that certain Letter Agreement dated June 30, 2008 by and among FS Tenant Holding Company Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among FS Tenant Holding Company Trust, as sublandlord and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.             Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, and FS Lexington Tenant Trust, a Maryland business trust, as amended by that certain Letter Agreement dated June 30, 2008 by and among FS Tenant Holding Company Trust, as sublandlord, and Certain Affiliates of Five

Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among FS Tenant Holding Company Trust, as sublandlord and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.             Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, and FS Tenant Pool IV Trust, a Maryland business trust, as amended by that certain Letter Agreement dated June 30, 2008 by and among FS Tenant Holding Company Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among FS Tenant Holding Company Trust, as sublandlord and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.             Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Anderson, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

8.             Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Athens, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.             Sublease Agreement, dated May 6, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA II, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.           Sublease Agreement, dated October 31, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Partial Termination of Sublease Agreement, dated May 6, 2011 by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant.

11.           Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Partial Termination of Second Amended and Restated Sublease Agreement, dated as of May 1, 2011, by and between Five Star Quality Care Trust, as sublandlord, and Five Star Quality Care-GA, LLC, as subtenant, as further amended by that certain Partial Termination of Second Amended and Restated Sublease Agreement, dated as of June 1, 2011, by and between Five Star Qualify Care Trust, as sublandlord, and Five Star Quality Care-GA, LLC, as subtenant.

12.           Sublease Agreement, dated February 7, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-TX, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

13.           Sublease Agreement, dated August 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and FSQC-AL, LLC, as subtenant, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

14.           Sublease Agreement, dated November 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IN, LLC, as subtenant, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

15.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MD, LLC, a Delaware limited liability company, as subtenant.

16.           Second Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant.

17.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord and FS Tenant Pool I Trust, a Maryland business trust, as subtenant.

18.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Tenant Pool II Trust, a Maryland business trust, as subtenant.

19.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Tenant Pool III Trust, a Maryland business trust, as subtenant.

20.           Amended and Restated Sublease Agreement, dated August 1, 2010, but effective as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant.

21.           Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant.

22.           Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant.

23.           Sublease Agreement, dated June 20, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

SCHEDULE 2

SCHEDULE 1

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Five Star Quality Care-CA II, LLC, a Delaware limited liability company No. DE 3872799	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-Colorado, LLC, a Delaware limited liability company No. DE 3141518	400 Centre Street Newton, MA 02458	SHOPCO-Colorado, LLC
Five Star Quality Care-GA, LLC, a Delaware limited liability company No. DE 3141197	400 Centre Street Newton, MA 02458	SHOPCO-GA, LLC
Five Star Quality Care-GHV, LLC, a Maryland limited liability company No. MD W10441350	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-IA, LLC, a Delaware limited liability company No. DE 3141200	400 Centre Street Newton, MA 02458	SHOPCO-IA, LLC
Five Star Quality Care-IN, LLC, a Maryland limited liability company No. MD W12573952	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-KS, LLC, a Delaware limited liability company No. DE 3155963	400 Centre Street Newton, MA 02458	SHOPCO-KS, LLC
Five Star Quality Care-MD, LLC, a Delaware limited liability company No. DE 3561210	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-NE, Inc., a Delaware corporation No. DE 3162188	400 Centre Street Newton, MA 02458	SHOPCO-NE, Inc.
Five Star Quality Care-NE, LLC, a Delaware limited liability company No. DE 3141204	400 Centre Street Newton, MA 02458	SHOPCO-NE, LLC
Five Star Quality Care-TX, LLC, a Maryland limited liability company No. MD W11898319	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-VA, LLC, a Delaware limited liability company No. DE 3561214	400 Centre Street Newton, MA 02458	None
Five Star Quality Care-WI, LLC, a Delaware limited liability company No. DE 3141217	400 Centre Street Newton, MA 02458	SHOPCO-WI, LLC
FS Lafayette Tenant Trust, a Maryland business trust No: MD B06518989	400 Centre Street Newton, MA 02458	None.
FS Leisure Park Tenant Trust, a Maryland business trust No: MD B06547053	400 Centre Street Newton, MA 02458	None.
FS Lexington Tenant Trust, a Maryland business trust No: MD B06519029	400 Centre Street Newton, MA 02458	None.
FS Tenant Pool I Trust, a Maryland business trust No: MD B06519011	400 Centre Street Newton, MA 02458	None.
FS Tenant Pool II Trust, a Maryland business trust	400 Centre Street Newton, MA 02458	None.

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
No: MD B06518146
FS Tenant Pool III Trust, a Maryland business trust No: MD B06519037	400 Centre Street Newton, MA 02458	None.
FS Tenant Pool IV Trust, a Maryland business trust No: MD B06519045	400 Centre Street Newton, MA 02458	None.
FSQC-AL, LLC, a Maryland limited liability company No. MD W10831154	400 Centre Street Newton, MA 02458	None.
Morningside of Anderson, L.P., a Delaware limited partnership No. DE 2926362	400 Centre Street Newton, MA 02458	None.
Morningside of Athens, Limited Partnership, a Delaware limited partnership No. DE 3499189	400 Centre Street Newton, MA 02458	None.

SCHEDULE 3

SCHEDULE 2

The Facilities

State	Facility	Subtenant

ALABAMA:	ASHTON GABLES IN RIVERCHASE 2184 Parkway Lake Drive Birmingham, Alabama 35244	FSQC-AL, LLC

	LAKEVIEW ESTATES 2634 Valleydale Road Birmingham, Alabama 35244	FSQC-AL, LLC

ARIZONA:	THE FORUM AT PUEBLO NORTE 7090 East Mescal Street Scottsdale, AZ 85254	FS Tenant Pool II Trust

CALIFORNIA:	LA SALETTE HEALTH AND REHABILITATION CENTER 537 East Fulton Street Stockton, California 95204	Five Star Quality Care-CA II, LLC

	THOUSAND OAKS HEALTHCARE CENTER 93 W. Avenida de Los Arboles Thousand Oaks, California 91360	Five Star Quality Care-CA II, LLC

COLORADO:	SKYLINE RIDGE NURSING & REHABLITATION CENTER 515 Fairview Avenue Canon City, Colorado 81212	Five Star Quality Care-Colorado, LLC

	SPRINGS VILLAGE CARE CENTER 110 West Van Buren Street Colorado Springs, Colorado 80907	Five Star Quality Care-Colorado, LLC

	WILLOW TREE CARE CENTER 2050 South Main Street Delta, Colorado 81416	Five Star Quality Care-Colorado, LLC

	CEDARS HEALTHCARE CENTER 1599 Ingalls Street Lakewood, Colorado 80214	Five Star Quality Care-Colorado, LLC

State	Facility	Subtenant

DELAWARE:	MILLCROFT 225 Possum Park Road Newark, Delaware 19711	FS Tenant Pool I Trust

	FORWOOD MANOR 1912 Marsh Road Wilmington, Delaware 19810	FS Tenant Pool II Trust

	FOULK MANOR SOUTH 407 Foulk Road Wilmington, Delaware 19803	FS Tenant Pool IV Trust

	SHIPLEY MANOR 2733 Shipley Road Wilmington, DE 19810	FS Tenant Pool I Trust

FLORIDA:	FORUM AT DEER CREEK 3001 Deer Creek Country Club Boulevard Deerfield Beach, Florida 33442	FS Tenant Pool III Trust

	SPRINGWOOD COURT 12780 Kenwood Lane Fort Myers, Florida 33907	FS Tenant Pool IV Trust

	FOUNTAINVIEW 111 Executive Center Drive West Palm Beach, Florida 33401	FS Tenant Pool II Trust

GEORGIA:	MORNINGSIDE OF ATHENS 1291 Cedar Shoals Drive Athens, Georgia 30605	Morningside of Athens, Limited Partnership

	SENIOR LIVING OF MARSH VIEW 7410 Skidway Road Savannah, Georgia 31406	Five Star Quality Care-GA, LLC

INDIANA:	MEADOWOOD RETIREMENT COMMUNITY 2455 Tamarack Trail Bloomington, Indiana 47408	Five Star Quality Care-IN, LLC

IOWA:	PACIFIC PLACE 20937 Kane Avenue Pacific Junction, Iowa 51561	Five Star Quality Care-IA, LLC

State	Facility	Subtenant

	WEST BRIDGE CARE & REHABILITATION 1015 West Summit Street Winterset, Iowa 50273	Five Star Quality Care-IA, LLC

KANSAS:	WOODHAVEN CARE CENTER 510 W. 7th Street Ellinwood, Kansas 67526	Five Star Quality Care-KS, LLC

KENTUCKY:	LAFAYETTE AT COUNTRY PLACE 690 Mason Headley Road Lexington, Kentucky 40504	FS Lafayette Tenant Trust

	LEXINGTON AT COUNTRY PLACE 700 Mason Headley Road Lexington, Kentucky 40504	FS Lexington Tenant Trust

MARYLAND:	HEARTFIELDS AT BOWIE 7600 Laurel Bowie Road Bowie, Maryland 20715	Five Star Quality Care-MD, LLC

	HEARTFIELDS AT FREDERICK 1820 Latham Drive Frederick, Maryland 21701	Five Star Quality Care-MD, LLC

NEBRASKA:	MORYS HAVEN 1112 15th Street Columbus, Nebraska 68601	Five Star Quality Care-NE, Inc.

	WEDGEWOOD CARE CENTER 800 Stoeger Drive Grand Island, Nebraska 68803	Five Star Quality Care-NE, LLC

	CRESTVIEW HEALTH CARE CENTER 1100 West First Street Milford, Nebraska 68405	Five Star Quality Care-NE, LLC

	UTICA COMMUNITY CARE CENTER 1350 Centennial Avenue Utica, Nebraska 68456	Five Star Quality Care-NE, Inc.

NEW JERSEY:	LEISURE PARK 1400 Route 70 Lakewood, New Jersey 08701	FS Leisure Park Tenant Trust

State	Facility	Subtenant

PENNSYLVANIA:	FRANCISCAN MANOR 71 Darlington Road Patterson Township, Beaver Falls, Pennsylvania 15010	Five Star Quality Care-GHV, LLC

	MOUNT VERNON OF ELIZABETH 145 Broadlawn Drive Elizabeth, Pennsylvania 15037	Five Star Quality Care-GHV, LLC

	OVERLOOK GREEN 5250 Meadowgreen Drive Whitehall, Pennsylvania 15236	Five Star Quality Care-GHV, LLC

SOUTH CAROLINA:	MORNINGSIDE OF ANDERSON 1304 McLees Road Anderson, South Carolina 29621	Morningside of Anderson, L.P.

	MYRTLE BEACH MANOR 9547 Highway 17 North Myrtle Beach, South Carolina 29572	FS Tenant Pool I Trust

TEXAS:	HERITAGE PLACE AT BOERNE 120 Crosspoint Drive Boerne, Texas 78006	Five Star Quality Care-TX, LLC

	FORUM AT PARK LANE 7831 Park Lane Dallas, Texas 75225	FS Tenant Pool III Trust

	HERITAGE PLACE AT FREDERICKSBURG 96 Frederick Road Fredericksburg, Texas 78624	Five Star Quality Care-TX, LLC

VIRGINIA:	CHESAPEAKE PROPERTY 1005 Elysian Place Chesapeake, Virginia 23320	Five Star Quality Care-VA, LLC

WISCONSIN:	GREENTREE HEALTH & REHABILITATION CENTER 70 Greentree Road Clintonville, Wisconsin 54929	Five Star Quality Care-WI, LLC

State	Facility	Subtenant

	PINE MANOR HEALTH CARE CENTER Village of Embarrass 1625 East Main Street Clintonville, Wisconsin 54929	Five Star Quality Care-WI, LLC

	MANORPOINTE-OAK CREEK INDEPENDENT SENIOR APARTMENTS AND MEADOWMERE/MITCHELL MANOR-OAK CREEK ASSISTED LIVING 700 East Stonegate Drive and 701 East Peutz Road Oak Creek, Wisconsin 53154	Five Star Quality Care-WI, LLC

	RIVER HILLS WEST HEALTHCARE CENTER 321 Riverside Drive Pewaukee, Wisconsin 53072	Five Star Quality Care-WI, LLC

	THE VIRGINIA HEALTH & REHABILITATION CENTER 1451 Cleveland Avenue Waukesha, Wisconsin 53186	Five Star Quality Care-WI, LLC

SCHEDULE 4

SCHEDULE 2

THE FACILITIES

ALABAMA:

ASHTON GABLES IN RIVERCHASE
2184 Parkway Lake Drive
Birmingham, Alabama 35244

LAKEVIEW ESTATES
2634 Valleydale Road
Birmingham, Alabama 35244

ARIZONA:

THE FORUM AT PUEBLO NORTE
7090 East Mescal Street
Scottsdale, Arizona 85254

CALIFORNIA:

LA SALETTE HEALTH AND REHABILITATION CENTER
537 East Fulton Street
Stockton, California 95204

THOUSAND OAKS HEALTHCARE CENTER
93 W. Avenida de Los Arboles
Thousand Oaks, California 91360

COLORADO:

SKYLINE RIDGE NURSING & REHABLITATION CENTER
515 Fairview Avenue
Canon City, Colorado 81212

SPRINGS VILLAGE CARE CENTER
110 West Van Buren Street
Colorado Springs, Colorado 80907

WILLOW TREE CARE CENTER
2050 South Main Street
Delta, Colorado 81416

CEDARS HEALTHCARE CENTER
1599 Ingalls Street
Lakewood, Colorado 80214

DELAWARE:

MILLCROFT
255 Possum Park Road
Newark, Delaware 19711

FORWOOD MANOR
1912 Marsh Road
Wilmington, Delaware 19810

FOULK MANOR SOUTH
407 Foulk Road
Wilmington, Delaware 19803

SHIPLEY MANOR
2723 Shipley Road
Wilmington, Delaware 19810

FLORIDA:

FORUM AT DEER CREEK
3001 Deer Creek Country Club Boulevard
Deerfield Beach, Florida 33442

SPRINGWOOD COURT
12780 Kenwood Lane
Fort Myers, Florida 33907

FOUNTAINVIEW
111 Executive Center Drive
West Palm Beach, Florida 33401

GEORGIA:

MORNINGSIDE OF ATHENS
1291 Cedar Shoals Drive
Athens, Georgia 30605

SENIOR LIVING OF MARSH VIEW
7410 Skidway Road
Savannah, Georgia 31406

INDIANA:

MEADOWOOD RETIREMENT COMMUNITY
2455 Tamarack Trail
Bloomington, Indiana 47408

IOWA:

PACIFIC PLACE
20937 Kane Avenue
Pacific Junction, Iowa 51561

WEST BRIDGE CARE & REHABILITATION
1015 West Summit Street
Winterset, Iowa 50273

KANSAS:

WOODHAVEN CARE CENTER
510 W. 7th Street
Ellinwood, Kansas 67526

KENTUCKY:

LAFAYETTE AT COUNTRY PLACE
690 Mason Headley Road
Lexington, Kentucky 40504

LEXINGTON AT COUNTRY PLACE
700 Mason Headley Road
Lexington, Kentucky 40504

MARYLAND:

HEARTFIELDS AT BOWIE
7600 Laurel Bowie Road
Bowie, Maryland 20715

HEARTFIELDS AT FREDERICK
1820 Latham Drive
Frederick, Maryland 21701

MASSACHUSETTS:

BRAINTREE REHABILITATION HOSPITAL
250 Pond Street
Braintree, Massachusetts 02184

NEW ENGLAND REHABILITATION HOSPITAL
2 Rehabilitation Way
Woburn, Massachusetts 01801
NEBRASKA:

MORYS HAVEN
1112 15th Street
Columbus, Nebraska 68601

WEDGEWOOD CARE CENTER
800 Stoeger Drive
Grand Island, Nebraska 68803

CRESTVIEW HEALTH CARE CENTER
1100 West First Street
Milford, Nebraska 68405

UTICA COMMUNITY CARE CENTER
1350 Centennial Avenue
Utica, Nebraska 68456

NEW JERSEY:

LEISURE PARK
1400 Route 70
Lakewood, New Jersey 08701

PENNSYLVANIA:

FRANCISCAN MANOR
71 Darlington Road
Patterson Township, Beaver Falls, Pennsylvania 15010

MOUNT VERNON OF ELIZABETH
145 Broadlawn Drive
Elizabeth, Pennsylvania 15037

OVERLOOK GREEN
5250 Meadowgreen Drive
Whitehall, Pennsylvania 15236

SOUTH CAROLINA:

MORNINGSIDE OF ANDERSON
1304 McLees Road
Anderson, South Carolina 29621

MYRTLE BEACH MANOR
9547 Highway 17 North
Myrtle Beach, South Carolina 29572

TEXAS:

HERITAGE PLACE AT BOERNE
120 Crosspoint Drive
Boerne, Texas 78006

FORUM AT PARK LANE
7831 Park Lane
Dallas, Texas 75225

HERITAGE PLACE AT FREDERICKSBURG
96 Frederick Road
Fredericksburg, Texas 78624

VIRGINIA:

CHESAPEAKE PROPERTY
1005 Elysian Place
Chesapeake, Virginia 23320

WISCONSIN:

GREENTREE HEALTH & REHABILITATION CENTER
70 Greentree Road
Clintonville, Wisconsin 54929

PINE MANOR HEALTH CARE CENTER
Village of Embarrass
1625 East Main Street
Clintonville, Wisconsin 54929

MANORPOINTE-OAK CREEK INDEPENDENT SENIOR APARTMENTS AND
MEADOWMERE/MITCHELL MANOR-OAK CREEK ASSISTED LIVING
700 East Stonegate Drive and 701 East Peutz Road
Oak Creek, Wisconsin 53154

RIVER HILLS WEST HEALTHCARE CENTER
321 Riverside Drive
Pewaukee, Wisconsin 53072

THE VIRGINIA HEALTH & REHABILITATION CENTER
1451 Cleveland Avenue
Waukesha, Wisconsin 53186